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[TRAVELERS LIFE & ANNUITY LOGO]
The Travelers Insurance Company                                                                         VARIABLE ANNUITY APPLICATION
The Travelers Life and Annuity Company
One Cityplace o Hartford, CT  06103-3415                                                                      PIONEER ANNUISTAR PLUS
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OWNER INFORMATION  (THE OWNER WILL BE USED FOR ALL CORRESPONDENCE AND TAX REPORTING PURPOSES)
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
Name                                                                   SS#

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Street Address                                                         Sex    |_|Male     Date of Birth
                                                                              |_|Female
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City, State, Zip                                                       U.S. Citizen  |_|  Y   |_|  N
                                                                       If no, please indicate country of citizenship
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JOINT OWNER INFORMATION (NONQUALIFIED ONLY)
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Name                                                                   SS#                              Relationship to Owner

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Street Address                                                         Sex    |_|Male     Date of Birth
                                                                              |_|Female
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City, State, Zip                                                       U.S. Citizen  |_|  Y  |_|  N
                                                                       If no, please indicate country of citizenship
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ANNUITANT (IF DIFFERENT FROM OWNER) (IF NO ANNUITANT IS SPECIFIED, THE OWNER
STATED ABOVE WILL BE THE ANNUITANT)
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Name                                                                   Sex    |_|Male      Date of Birth
                                                                              |_|Female
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SS#                                                                    U.S. Citizen  |_|  Y  |_|  N
                                                                       If no, please indicate country of citizenship
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CONTINGENT ANNUITANT (NONQUALIFIED ONLY)   NOT A REQUIRED FIELD
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Name                                                                   Sex    |_|Male      Date of Birth
                                                                              |_|Female
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SS#                                                                    U.S. Citizen  |_|  Y  |_|  N
                                                                       If no, please indicate country of citizenship
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BENEFICIARY INFORMATION If no boxes are checked, the default will be primary beneficiaries. Unless otherwise indicated, proceeds will be divided equally. Use special request section to provide additional beneficiaries or beneficiary information. Unless otherwise indicated, if any of the beneficiaries predecease the Owner and/or Annuitant, payment due to multiple beneficiaries shall be paid in equal shares to the surviving beneficiaries.

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Full Name (First, M.I., Last)                                          SSN/TIN          Relationship to Owner       % to Receive
----------------------------------------------- -------------- --------------------- --------------------------- -------------------
                                                |_|Primary

----------------------------------------------- -------------- --------------------- --------------------------- -------------------
                                                |_|Primary
                                                |_|Contingent
----------------------------------------------- -------------- --------------------- --------------------------- -------------------
                                                |_|Primary
                                                |_|Contingent
----------------------------------------------- -------------- --------------------- --------------------------- -------------------
                                                |_|Primary
                                                |_|Contingent
----------------------------------------------- -------------- --------------------- --------------------------- -------------------
                                                |_|Primary
                                                |_|Contingent
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L-19066APP                                                                                                               Order # TBD
                                                                                                                   1 of 3; Rev. 3/03
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
TYPE OF PLAN (PLEASE CHECK ONLY ONE)                                  INITIAL PURCHASE PAYMENT
                                                                      $_________________________
|_| Nonqualified                      |_| Roth IRA Conversion         MINIMUM PAYMENT REQUIREMENTS
|_| IRA Rollover                      |_| Roth IRA Rollover           Pioneer AnnuiStar Plus                      $5,000
|_| 403(b) TSA Transfer               |_| Other_____________
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REPLACEMENT INFORMATION

WILL THE PURCHASE OF THIS ANNUITY RESULT IN THE REPLACEMENT, TERMINATION OR CHANGE IN VALUE OF ANY EXISTING LIFE INSURANCE POLICY OR
ANNUITY CONTRACT IN THIS OR ANY OTHER COMPANY? |_| Yes |_| No

If yes, provide the information below. Use the Special Requests section to provide additional insurance companies and contract numbers. Attach any required state replacement and/or 1035 exchange/transfer forms, which may also be required if there is an existing policy/contract and replacement is not involved.

INSURANCE COMPANY NAME: ____________________________________________  CONTRACT NUMBER: ___________________________________
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INVESTMENT OPTIONS (total must equal 100%)
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FUND                                                                  FUND
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AIM V.I Capital Appreciation Fund - Series II Shares            %  Pioneer International Value VCT Portfolio - Class II            %
                                                                     Shares
---------------------------------------------------------- ------- ---------------------------------------------------------- ------
AIM V. I. Mid Cap Core Equity - Series II                       %  Pioneer Mid Cap Value VCT Portfolio - Class II Shares           %
---------------------------------------------------------- ------- ---------------------------------------------------------- ------
Franklin Rising Dividends Securities Fund - Class 2 Shares      %  Pioneer Real Estate Shares VCT Portfolio - Class II Shares      %
---------------------------------------------------------- ------- ---------------------------------------------------------- ------
Franklin Small Cap Fund - Class 2 Shares                        %  Pioneer Small Cap Value VCT Portfolio - Class II Shares         %
---------------------------------------------------------- ------- ---------------------------------------------------------- ------
Oppenheimer Capital Appreciation Fund/VA - Service Shares       %  Pioneer Small Company VCT Portfolio - Class II Shares           %
---------------------------------------------------------- ------- ---------------------------------------------------------- ------
Oppenheimer Global Securities Fund/VA - Service Shares          %  Pioneer Strategic Income VCT Portfolio - Class II Shares        %
---------------------------------------------------------- ------- ---------------------------------------------------------- ------
Pioneer America Income VCT Portfolio - Class II Shares          %  Pioneer Value VCT Portfolio - Class II Shares                   %
---------------------------------------------------------- ------- ---------------------------------------------------------- ------
Pioneer Balanced VCT Portfolio-Class II Shares                  %  Salomon Brothers Variable Emerging Growth Fund - Class II       %
---------------------------------------------------------- ------- ---------------------------------------------------------- ------
Pioneer Emerging Markets VCT Portfolio - Class II Shares        %  Salomon Brothers Variable Total Return Fund - Class II          %
---------------------------------------------------------- ------- ---------------------------------------------------------- ------
Pioneer Equity Income VCT Portfolio - Class II Shares           %  Templeton Foreign Securities Fund - Class II                    %
---------------------------------------------------------- ------- ---------------------------------------------------------- ------
Pioneer Europe VCT Portfolio - Class II Shares                  %  Travelers Money Market Portfolio                                %
---------------------------------------------------------- ------- ---------------------------------------------------------- ------
Pioneer Fund VCT Portfolio - Class II Shares                    %                                                                  %
---------------------------------------------------------- ------- ---------------------------------------------------------- ------
Pioneer Growth Shares VCT Portfolio - Class II Shares           %                                                                  %
---------------------------------------------------------- ------- ---------------------------------------------------------- ------
Pioneer High Yield VCT Portfolio - Class II Shares              %  TOTAL:                                                       100%
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DEATH BENEFIT SELECTION (BENEFICIARY PROTECTION)

PLEASE SELECT ONE OF THE FOLLOWING OPTIONS FOR THE VARIABLE ANNUITY PRODUCT YOU ARE PURCHASING IF NO OPTION IS CHECKED, YOU WILL RECEIVE THE STANDARD DEATH BENEFIT.
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PIONEER ANNUISTAR PLUS
[_] Standard
[_] Annual Step-Up
[_] Roll-Up  (NOT AVAILABLE IN WA)
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ADDITIONAL OPTIONS

THESE OPTIONS ARE AVAILABLE FOR AN ADDITIONAL COST.
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ENHANCED STEPPED-UP PROVISION (ESP), an optional earnings enhancement rider for  your beneficiaries

[_] I wish to select the Enhanced Stepped-Up Provision Rider (NOT AVAILABLE IN WA)
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PRINCIPAL GUARANTEE, an optional Guaranteed Minimum Withdrawal Benefit Rider
[_] I wish to select the Guaranteed Minimum Withdrawal Benefit Rider
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L-19066APP                                                                                                               Order # TBD
                                                                                                                   2 of 3; Rev. 3/03
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SPECIAL PROGRAMS

THESE OPTIONS ARE AVAILABLE AT NO ADDITIONAL COST. IF CHECKED, PLEASE ATTACH APPROPRIATE FORM.

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[_] Dollar Cost Averaging
[_] Rebalancing
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SPECIAL REQUESTS

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DISCLOSURE & ACKNOWLEDGMENT
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NOTICE OF INSURANCE FRAUD: The following states require insurance applicants to acknowledge a fraud warning statement. Please refer to and read the fraud warning statement for your state as indicated below. Your signature(s) below confirms that you have read the applicable warning for your state.

ARKANSAS, COLORADO, WASHINGTON D.C., KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, AND VIRGINIA: Any person who knowingly presents false, fraudulent, incomplete, or misleading information in a claim for payment of a loss or benefit or in an application for insurance may be guilty of a crime and subject to criminal and civil penalties and denial of benefits.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to civil and criminal penalties.

OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the process of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

TRUST AS OWNER: In Nonqualified situations, if the owner is a trust, I/we hereby certify that the trust is solely for the benefit of a natural person and not a Deferred Compensation Plan.

I/WE UNDERSTAND THE CONTRACT WILL TAKE EFFECT WHEN THE FIRST PURCHASE PAYMENT IS RECEIVED AND THE APPLICATION IS APPROVED IN THE HOME OFFICE OF THE COMPANY. I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. NO REPRESENTATIVE IS AUTHORIZED TO MAKE CHANGES TO THE CONTRACT OR APPLICATION.

I ACKNOWLEDGE RECEIPT OF A CURRENT PROSPECTUS.

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
OWNER'S SIGNATURE                                      CITY, STATE WHERE SIGNED      (REQUIRED)             DATE

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JOINT OWNER'S SIGNATURE                                DATE

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REPRESENTATIVE USE ONLY

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I acknowledge that all data representations and signatures were recorded by me or in my presence in response to my inquiry and request and that all such representations and signatures are accurate and valid to the best of my knowledge and belief.

WILL THE CONTRACT APPLIED FOR REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE POLICY? |_| YES |_| NO
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REPRESENTATIVE'S NAME (PLEASE PRINT)                                     DATE

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REPRESENTATIVE'S SIGNATURE                                               SS#

-------------------------------------- --------------------------------- -----------------------------------------------------------
PHONE #                                FAX #                             LICENSE # (FLORIDA ONLY)

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BROKER/DEALER                                                            SELECT ONE:     |_| A  |_| B

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L-19066APP                                                                                                               Order # TBD
                                                                                                                   3 of 3; Rev. 3/03
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